UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

                                                                                          Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 15, 2006

Date of Report (date of earliest event reported)

RAINING DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16449	94-3046892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25A Technology Drive
Irvine, California

(Address of principal executive offices)

(949) 442-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 15, 2006, Raining Data Corporation (the “Company”) notified Mark Allen, its Vice President, Product Development and Customer Service, Pick and Omnis Products, and Mario I. Barrenechea, its Senior Vice President, Worldwide Sales and Marketing, Pick and Omnis Products, that their employment with the Company will be terminated effective November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 17, 2006	RAINING DATA CORPORATION

	By:	/s/ THOMAS LIM
Thomas Lim
Chief Financial Officer